UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 21, 2012

CORNERSTONE CORE PROPERTIES

REIT, INC.

(Exact name of registrant as specified in its charter)

MARYLAND	000-52566	73-1721791
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1920 Main Street, Suite 400

Irvine, California 92614

(Address of principal executive offices)

(949) 852-1007

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.07 Submission of Matters to a Vote of Security Holders

The annual meeting of stockholders of Cornerstone Core Properties REIT, Inc. was held on June 21, 2012.  The proposal submitted to the stockholders for a vote was to elect three directors to hold office for one-year terms expiring in 2013. The nominees submitted for election as directors were Terry G. Roussel, Paul Danchik and Daniel Johnson.

Voting results

The following are the voting results (in number of shares) with respect to the election of directors:

Name	For	Withhold
Paul Danchik	11,630,338.964	1,532,237.456
Daniel Johnson	11,638,260.879	1,524,315.541
Terry G. Roussel	11,541,547.806	1,621,028.614

A majority of the votes present in person or by proxy at the meeting was required for the election of the directors.  As a result, all of the nominees were elected to serve as directors for one-year terms and until their successors are duly elected and qualified.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORNERSTONE CORE PROPERTIES REIT, INC.

Dated: June 27, 2012	By:	/s/ Terry G. Roussel
Terry G. Roussel,
Chief Executive Officer

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